Exhibit 99.1

Choice Hotels International Appoints Dominic Dragisich as President & Chief Executive Officer

Dragisich Has Served as Interim Chief Executive Officer Since May 2026

Dragisich is a Proven Leader with Over 20 Years of Industry, Financial, and Operational Experience

NORTH BETHESDA, Md., August 31, 2026 — Choice Hotels International, Inc. (“Choice Hotels” or “the Company”) (NYSE: CHH), one of the world’s largest lodging franchisors, today announced that its Board of Directors has appointed Dominic Dragisich as President and Chief Executive Officer and to the Board of Directors, effective August 31, 2026. Dragisich has served as Interim Chief Executive Officer since May 20, 2026.

“Dom has been a proven, exceptional leader for nearly a decade at Choice Hotels. Since stepping into the role of Interim CEO, Dom has advanced strategic priorities and fostered a performance-driven culture across the company. He brings an innovative mindset, a deep appreciation for attracting and developing great talent, and a clear vision for the future of the business,” said Stewart Bainum Jr., Chairman of the Board of Directors for Choice Hotels International.

Bainum added, “The Board conducted a comprehensive search and evaluated a strong slate of internal and external candidates. Through that process, we concluded that Dom is the right leader to build on Choice Hotels’ recent momentum, execute our strategy, and drive long-term value for our franchisees and shareholders. We look forward to partnering with Dom and are confident in his ability to position Choice Hotels for success.”

In his nearly 10 years with Choice Hotels, Dragisich has held roles of increasing responsibility across the company, including Chief Financial Officer, Executive Vice President of Operations and Chief Global Brand Officer, and Chief Growth and Strategy Officer. He has played a pivotal role in the Company’s growth, helping lead major acquisitions and advancing key strategic initiatives that have expanded the Company’s portfolio, reinforced its competitive position, and created long-term value for franchisees and shareholders. Prior to joining Choice Hotels, Dragisich served as Chief Financial Officer at XO Communications, where he successfully returned the company to top-line growth and increased profitability. Earlier in his career, Dragisich held senior finance and operational positions at Marriott International, NII Holdings, and Deloitte Consulting.

“I am honored by the Board’s confidence and grateful for the opportunity to continue leading Choice Hotels,” said Dragisich. “With a talented team, a higher-quality portfolio, a more accretive and diverse pipeline, and significant opportunities ahead, we are entering this next chapter from a position of strength. We remain focused on disciplined execution, accelerating growth, and strengthening our brands capitalizing on our commercial investments. I am excited to continue advancing our strategy and helping our franchisees succeed while delivering exceptional experiences for our guests.”

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH), is one of the largest lodging franchisors in the world, with over 7,500 hotels, representing more than 650,000 rooms, in 49 countries and territories. A wide-ranging portfolio of 22 brands that includes full-service upper upscale, midscale, extended stay, and economy properties enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® rewards program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-looking Statements

Information set forth herein includes “forward-looking statements.” Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to Choice’s financial outlook, leadership transition process, strategic plans and priorities, value creation, portfolio quality, brand strength, franchisee performance, guest experience, growth rate and plans related thereto, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause our actual results, performance or achievements to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, U.S. and foreign economic conditions, including access to liquidity and capital; changes in consumer demand and confidence, including consumer discretionary spending and the demand for travel, transient and group business; the timing and amount of future dividends and share repurchases; future U.S. or global outbreaks of epidemics, pandemics or contagious diseases or fear of such outbreaks, and the related impact on the global hospitality industry, particularly but not exclusively the U.S. travel market; changes in law and regulation applicable to the travel, lodging or franchising industries, including with respect to the status of our relationship with employees of our franchisees; the potential impact of changes in laws and regulations generally, or the interpretation thereof, including, without limitation, those relating to taxes, wages, labor and immigration; foreign currency fluctuations; changes in global interest rates and rate differentials; variability and unpredictability in trade relations, sanctions, tariffs or other trade controls; governmental action or inaction relating to the federal budget, including funding lapses and government shutdowns; impairments or declines in the value of our assets; our assumptions underlying our critical accounting estimates; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for our marketing and reservation systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing, franchise agreement acquisition costs and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; information technology, cyber security and data breach risks; introduction and integration of artificial intelligence technologies; climate change; our sustainability strategy; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations; political instability, geopolitical conflicts and terrorism; labor shortages; the outcome of litigation; and our ability to effectively manage our indebtedness and secure our indebtedness.

These and other risk factors are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact

Allie Summers, Senior Director, Investor Relations

IR@choicehotels.com

Media Contacts

Dana Stambaugh, Senior Director, Strategic Communications and PR

MediaRelations@choicehotels.com

Edelman Smithfield

CHH@edelmansmithfield.com